                                                                      EXHIBIT 99

                    UNION PACIFIC SETS SECOND QUARTER RECORD
             POST MERGER RECORDS FOR REVENUE AND PRODUCTIVITY GAINS
                     DRIVE 25 PERCENT INCREASE IN NET INCOME

FOR IMMEDIATE RELEASE:

         OMAHA, NE, JULY 18 - UNION PACIFIC CORPORATION (NYSE: UNP) TODAY REPORTED RECORD NET INCOME OF $304 MILLION, OR $1.15 PER DILUTED SHARE. THIS COMPARES TO NET INCOME OF $243 MILLION, OR $.95 PER DILUTED SHARE IN THE SECOND QUARTER OF 2001. OPERATING INCOME AND EARNINGS PER SHARE BOTH HAD DOUBLE-DIGIT INCREASES IN THE QUARTER WITH 22 PERCENT AND 21 PERCENT GROWTH, RESPECTIVELY.

         "THIS WAS AN OUTSTANDING QUARTER FOR UNION PACIFIC," SAID DICK DAVIDSON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER. "CLEARLY, WE HAVE MOMENTUM IN ALL ASPECTS OF OUR BUSINESS. THE RAILROAD LEVERAGED INCREASED REVENUE, EMPLOYEE PRODUCTIVITY GAINS AND LOWER FUEL PRICES INTO RECORDS FOR OPERATING INCOME, NET INCOME, AND OPERATING RATIO."

SECOND QUARTER HIGHLIGHTS

         UNION PACIFIC CORPORATION, EXCLUDING OVERNITE CORPORATION, REPORTED RECORD SECOND QUARTER OPERATING INCOME OF $583 MILLION COMPARED TO $478 MILLION FOR THE SAME PERIOD IN 2001 - A 22 PERCENT INCREASE.

o RAILROAD REVENUE INCREASED 4 PERCENT

o EMPLOYEE PRODUCTIVITY (GROSS TON-MILES/EMPLOYEE) INCREASED 9 PERCENT TO A SECOND QUARTER RECORD LEVEL



                                    -M O R E-

o OPERATING RATIO (OPERATING EXPENSES/OPERATING REVENUE) IMPROVED 3.0 PERCENTAGE POINTS TO A SECOND QUARTER RECORD 79.3 PERCENT

RAILROAD QUARTERLY RECORDS

o BEST OVERALL QUARTER FOR OPERATING REVENUE, OPERATING INCOME, AND OPERATING RATIO

o    BEST OVERALL QUARTER FOR TOTAL CARLOADINGS AND REVENUE TON MILES

o AUTOMOTIVE, INTERMODAL AND INDUSTRIAL PRODUCTS EACH SET ALL-TIME QUARTERLY RECORDS IN REVENUE

SECOND QUARTER RAILROAD COMMODITY REVENUE SUMMARY VERSUS 2001

o THE FOLLOWING COMMODITY GROUPS HAD REVENUE GROWTH RANGING FROM 11 PERCENT TO 2 PERCENT:

          -    INTERMODAL UP 11 PERCENT

          -    AUTOMOTIVE UP 8 PERCENT

          -    CHEMICALS UP 4 PERCENT

          -    AGRICULTURAL UP 3 PERCENT

          -    INDUSTRIAL PRODUCTS UP 2 PERCENT

o    ENERGY WAS THE ONLY COMMODITY GROUP THAT WAS DOWN, AT 1 PERCENT.

     "FIVE OF OUR SIX COMMODITY GROUPS POSTED IMPROVED REVENUE THIS QUARTER," DAVIDSON SAID. "WHILE THIS HIGHLIGHTS THE STRENGTH OF OUR DIVERSE COMMODITY MIX AND COMPETITIVE PRODUCT OFFERINGS, IT'S ALSO A SIGNAL TO ME THAT THERE ARE RAYS OF LIGHT COMING THROUGH THE CLOUDS THAT HAVE BEEN OVER THE AMERICAN ECONOMY FOR MONTHS."



                                    -M O R E-

OVERNITE CORPORATION

        OVERNITE CORPORATION REPORTED A 2 PERCENT INCREASE IN SECOND QUARTER OPERATING INCOME OF $18.3 MILLION, COMPARED TO $18.0 MILLION IN 2001 ON A PRO FORMA BASIS. (PRO FORMA RESULTS FOR 2001 INCLUDE $2.5 MILLION OF OPERATING INCOME FROM MOTOR CARGO, WHICH WAS ACQUIRED ON NOVEMBER 30, 2001.) OPERATING REVENUE WAS UP 2 PERCENT TO $331.7 MILLION FROM $324.3 MILLION LAST YEAR. OVERNITE'S OPERATING RATIO WAS UNCHANGED YEAR OVER YEAR AT 94.5 PERCENT.

         UNION PACIFIC CORPORATION IS ONE OF AMERICA'S LEADING TRANSPORTATION COMPANIES. ITS PRINCIPAL OPERATING COMPANY, UNION PACIFIC RAILROAD, IS THE LARGEST RAILROAD IN NORTH AMERICA, COVERING 23 STATES ACROSS THE WESTERN TWO-THIRDS OF THE UNITED STATES. A STRONG FOCUS ON QUALITY AND A STRATEGICALLY ADVANTAGEOUS ROUTE STRUCTURE ENABLE THE COMPANY TO SERVE CUSTOMERS IN CRITICAL AND FAST GROWING MARKETS. IT IS A LEADING CARRIER OF LOW-SULFUR COAL USED IN ELECTRICAL POWER GENERATION AND HAS BROAD COVERAGE OF THE LARGE CHEMICAL-PRODUCING AREAS ALONG THE GULF COAST. WITH COMPETITIVE LONG-HAUL ROUTES BETWEEN ALL MAJOR WEST COAST PORTS AND EASTERN GATEWAYS, AND AS THE ONLY RAILROAD TO SERVE ALL SIX GATEWAYS TO MEXICO, UNION PACIFIC HAS THE PREMIER RAIL FRANCHISE IN NORTH AMERICA. THE CORPORATION'S TRUCKING OPERATIONS INCLUDE OVERNITE CORPORATION WHICH OWNS ITS LESS-THAN-TRUCKLOAD CARRIERS, OVERNITE TRANSPORTATION AND MOTOR CARGO.

         SUPPLEMENTAL FINANCIAL INFORMATION IS ATTACHED.



                                    -M O R E-

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: www.up.com. OUR CONTACT FOR INVESTORS IS JENNIFER HAMANN AT (402) 271-4227. OUR MEDIA CONTACTS ARE KATHRYN BLACKWELL AT (402) 271-3753 OR JOHN BROMLEY AT (402) 271-3475.

                                   **********

THIS PRESS RELEASE AND RELATED MATERIALS MAY CONTAIN STATEMENTS ABOUT THE CORPORATION'S FUTURE THAT ARE NOT STATEMENTS OF HISTORICAL FACT. THESE STATEMENTS ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF APPLICABLE SECURITIES LAWS, AND ARE BASED ON CURRENT INFORMATION AND/OR MANAGEMENT'S GOOD FAITH BELIEF AS TO FUTURE EVENTS. FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PROJECTIONS AND ESTIMATES OF EARNINGS, REVENUES, COST-SAVINGS, EXPENSES, OR OTHER FINANCIAL ITEMS; STATEMENTS OF MANAGEMENT'S PLANS, STRATEGIES AND OBJECTIVES FOR FUTURE OPERATION, AND MANAGEMENT'S EXPECTATIONS AS TO FUTURE PERFORMANCE AND OPERATIONS AND THE TIME BY WHICH OBJECTIVES WILL BE ACHIEVED; STATEMENTS CONCERNING PROPOSED NEW PRODUCTS AND SERVICES; AND STATEMENTS REGARDING FUTURE ECONOMIC OR MARKET CONDITIONS OR PERFORMANCE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL PERFORMANCE OR RESULTS COULD DIFFER MATERIALLY FROM THAT ANTICIPATED BY THE FORWARD-LOOKING STATEMENT. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE CORPORATION'S SUCCESS IN IMPLEMENTING ITS FINANCIAL AND OPERATIONAL INITIATIVES; THE IMPACT OF INDUSTRY COMPETITION, CONDITIONS, PERFORMANCE AND CONSOLIDATION; LEGISLATIVE AND/OR REGULATORY DEVELOPMENTS, INCLUDING INITIATIVES TO RE-REGULATE THE RAIL BUSINESS; NATURAL EVENTS SUCH AS SEVERE WEATHER, FLOODS AND EARTHQUAKES; ADVERSE GENERAL ECONOMIC CONDITIONS, BOTH WITHIN THE UNITED STATES AND GLOBALLY; ANY ADVERSE ECONOMIC OR OPERATIONAL REPERCUSSIONS FROM TERRORIST ACTIVITIES AND ANY GOVERNMENT RESPONSE THERETO; CHANGES IN FUEL PRICES; CHANGES IN LABOR COSTS; LABOR STOPPAGES; AND THE OUTCOME OF CLAIMS AND LITIGATION.

FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE CORPORATION ASSUMES NO OBLIGATION TO UPDATE FORWARD-LOOKING INFORMATION TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING FORWARD-LOOKING INFORMATION. IF THE CORPORATION DOES UPDATE ANY FORWARD-LOOKING STATEMENT, NO INFERENCE SHOULD BE DRAWN THAT THE CORPORATION WILL MAKE ADDITIONAL UPDATES WITH RESPECT TO THAT STATEMENT OR ANY OTHER FORWARD-LOOKING STATEMENTS.



                                       -0-

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                       For the Three Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                                              2002 a)              2001      Pct Chg
                                                                              -------             -------   ----------
OPERATING REVENUES                                                            $ 3,154             $ 2,998   +        5
Operating Expenses                                                              2,552               2,504   +        2
                                                                              -------             -------

OPERATING INCOME                                                                  602                 494   +       22
Other Income - Net                                                                 35                  75   -       53
Interest Expense                                                                 (159)               (178)  -       11
                                                                              -------             -------

INCOME BEFORE INCOME TAXES                                                        478                 391   +       22
Income Tax Expense                                                               (174)               (148)  +       18
                                                                              -------             -------

NET INCOME                                                                    $   304             $   243   +       25
                                                                              =======             =======

BASIC EARNINGS PER SHARE                                                      $  1.21             $  0.98   +       23

DILUTED EARNINGS PER SHARE                                                    $  1.15             $  0.95   +       21


Average Basic Shares Outstanding (MM)                                           251.8               247.7

Average Diluted Shares Outstanding (MM)                                         276.3               271.9


a) Includes the results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed revenues of $34.7 million, operating expense of $31.9 million and operating income of $2.8 million during the second quarter of 2002.



                                      (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                        For the Six Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                                               2002 a)              2001      Pct Chg
                                                                               -------             -------   ----------
OPERATING REVENUES                                                             $ 6,121             $ 5,941   +        3
Operating Expenses                                                               5,020               5,008           --
                                                                               -------             -------

OPERATING INCOME                                                                 1,101                 933   +       18
Other Income - Net                                                                  56                 105   -       47
Interest Expense                                                                  (322)               (359)  -       10
                                                                               -------             -------

INCOME BEFORE INCOME TAXES                                                         835                 679   +       23
Income Tax Expense                                                                (309)               (255)  +       21
                                                                               -------             -------


NET INCOME                                                                     $   526             $   424   +       24
                                                                               =======             =======

BASIC EARNINGS PER SHARE                                                       $  2.09             $  1.71   +       22


DILUTED EARNINGS PER SHARE                                                     $  2.01             $  1.67   +       20

Average Basic Shares Outstanding (MM)                                            251.4               247.3

Average Diluted Shares Outstanding (MM)                                          276.1               271.4


a) Includes the results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed revenues of $66.7 million, operating expense of $62.7 million and operating income of $4.0 million during the first six months of 2002.



                                      (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                              Periods Ended June 30

                                   (Unaudited)


             Second Quarter                                                                   Year-to-Date
         2002             2001       Pct Chg                                              2002             2001       Pct Chg
      ----------       ----------    --------                                          -----------       ----------   --------
                                                 COMMODITY REVENUE (000):
      $  353,932       $  345,104    +      3    Agricultural                          $   722,665        $ 715,383   +      1
         325,536          301,037    +      8    Automotive                                608,040          576,676   +      5
         402,351          386,917    +      4    Chemicals                                 787,519          776,678   +      1
         569,474          576,877    -      1    Energy                                  1,151,687        1,170,218   -      2
         533,245          522,327    +      2    Industrial Products                     1,006,986          994,287   +      1
         514,362          462,269    +     11    Intermodal                                969,578          912,369   +      6

      ----------       ----------                                                      -----------       ----------
      $2,698,900       $2,594,531    +      4    Total                                 $ 5,246,475       $5,145,611   +      2
      ==========       ==========                                                      ===========       ==========


                                                 REVENUE CARLOADS:
         212,149          211,326          --    Agricultural                              430,656          430,719          -
         219,103          198,828    +     10    Automotive                                412,290          384,275   +      7
         232,820          221,403    +      5    Chemicals                                 450,269          440,568   +      2
         519,852          516,479    +      1    Energy                                  1,065,082        1,053,025   +      1
         371,582          374,243    -      1    Industrial Products                       694,036          710,070   -      2
         770,972          688,784    +     12    Intermodal                              1,452,141        1,371,459   +      6

      ----------       ----------                                                      -----------       ----------
       2,326,478        2,211,063    +      5    Total                                   4,504,474        4,390,116   +      3
      ==========       ==========                                                      ===========       ==========


                                                 AVERAGE REVENUE PER CAR:
      $    1,668       $    1,633    +      2    Agricultural                          $     1,678       $    1,661   +      1
           1,486            1,514    -      2    Automotive                                  1,475            1,501   -      2
           1,728            1,748    -      1    Chemicals                                   1,749            1,763   -      1
           1,095            1,117    -      2    Energy                                      1,081            1,111   -      3
           1,435            1,396    +      3    Industrial Products                         1,451            1,400   +      4
             667              671    -      1    Intermodal                                    668              665         --

      ----------       ----------                                                      -----------       ----------
      $    1,160       $    1,173    -      1    Total                                 $     1,165       $    1,172   -      1
      ==========       ==========                                                      ===========       ==========



                                      (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


   Second Quarter                                                                    Year-to-Date
 2002           2001           Pct Chg                                            2002           2001          Pct Chg
-------        -------        --------                                           -------        -------        --------
$ 2,822        $ 2,708        +      4      OPERATING REVENUES                   $ 5,484        $ 5,371        +      2

                                            OPERATING EXPENSES
    913            888        +      3      Salaries and Benefits                  1,826          1,802        +      1
    308            307              --      Rent Expense                             623            614        +      1
    286            281        +      2      Depreciation                             570            561        +      2
    268            321        -     17      Fuel and Utilities                       493            655        -     25
    125            133        -      6      Materials and Supplies                   246            259        -      5
    339            300        +     13      Purchased Services and Other             654            572        +     14
-------        -------                                                           -------        -------
  2,239          2,230              --           Total                             4,412          4,463        -      1
-------        -------                                                           -------        -------

$   583          $ 478        +     22      OPERATING INCOME                     $ 1,072          $ 908        +     18
=======        =======                                                           =======        =======


                                            OPERATING STATISTICS:
  2,326          2,211        +      5      Revenue Carloads (Thousands)           4,504          4,390        +      3
  129.0          124.0        +      4      Revenue Ton-Miles (Billions)           256.0          247.7        +      3
  248.0          235.5        +      5      Gross Ton-Miles (Billions)             488.0          467.7        +      4
   2.09(c.)       2.09(c.)          --      Rev/RTM (Commodity Revenue Based)       2.05(c.)       2.08(c.)    -      1
$ 1,160        $ 1,173        -      1      Average Commodity Revenue Per Car    $ 1,165        $ 1,172        -      1
 47,774         49,491        -      3      Average Employees                     47,505         49,126        -      3
     72(c.)         92(c.)    -     22      Average Fuel Price Per Gallon             67(c.)         92(c.)    -     27
    334            318        +      5      Fuel Consumed in Gallons (MM)            655            640        +      2
   1.35           1.35              --      Fuel Consumption Rate (Gal/000 GTM)     1.34           1.37        -      2
   79.3           82.3        -    3.0 pt.  Operating Ratio (%)                     80.4           83.1        -    2.7 pt.



a) Excludes Overnite's operations.



                                      (4)

                              OVERNITE CORPORATION

                        REVIEW OF OPERATIONS - PRO FORMA

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


           Second Quarter                                                                     Year-to-Date
        2002          2001 a)        Pct Chg                                               2002          2001 a)        Pct Chg
       -------        -------        --------                                             -------        -------        -------
       $ 331.7        $ 324.3        +      2      OPERATING REVENUES                     $ 636.6        $ 637.1             --

                                                   OPERATING EXPENSES
         205.3          192.8        +      6      Salaries and Benefits                    397.5          380.9        +     4
          30.9           27.5        +     12      Rent Expense                              56.7           52.6        +     8
          14.3           14.0        +      2      Depreciation                              29.3           28.0        +     5
          16.4           19.7        -     17      Fuel and Utilities                        31.5           40.6        -    22
          13.3           13.7        -      3      Materials and Supplies                    25.5           27.9        -     9
          33.2           38.6        -     14      Other                                     67.3           78.7        -    14
       -------        -------                                                             -------        -------
         313.4          306.3        +      2           Total                               607.8          608.7             --
       -------        -------                                                             -------        -------

       $  18.3        $  18.0        +      2      OPERATING INCOME                       $  28.8           28.4        +     1
       =======        =======                                                             =======        =======


                                                   OPERATING STATISTICS:
         2,222          2,150        +      3      Millions of Pounds Hauled - LTL          4,244          4,207        +     1
         2,437          2,334        +      4      Millions of Pounds Hauled - Combined     4,653          4,573        +     2
       $ 13.71        $ 13.87        -      1      Revenue/CWT - LTL                      $ 13.77        $ 13.89        -     1
       $ 13.05        $ 13.34        -      2      Revenue/CWT - Combined                 $ 13.12        $ 13.33        -     2
        13,670         13,710              --      Average Employees                       13,414         13,599        -     1
            72(c.)         90(c.)    -     20      Average Fuel Price Per Gallon               68(c.)         90(c.)    -    24
        15,767         16,092        -      2      Fuel Consumed in Gallons (000s)         31,185         32,642        -     4
          94.5           94.5             0.0 pt.  Operating Ratio (%)                       95.5           95.5            0.0 pt.



a) Includes the pro forma effects of the Motor Cargo acquisition, as if the acquisition had been effective January 1, 2001. The actual results of Overnite Transportation Company for the second quarter and year-to-date of 2001, respectively, were as follows: Revenues - $289.8 and $570.0, Operating Expenses - $274.3 and $545.8, and Operating Income $15.5 and $24.2.



                                      (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                    As of June 30, 2002 and December 31, 2001

                              (Dollars in Millions)

                                   (Unaudited)



                                                         June 30,     December 31,
                                                           2002           2001
                                                       ------------   ------------
ASSETS:
      Cash and Temporary Investments                   $        381   $        113
      Other Current Assets                                    1,546          1,429
      Investments                                               800            786
      Properties - Net                                       29,172         28,792
      Other Assets                                              424            431

                                                       ------------   ------------
         Total                                         $     32,323   $     31,551
                                                       ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt                $        290   $        194
      Other Current Liabilities                               2,511          2,498
      Long Term Debt                                          7,888          7,886
      Deferred Income Taxes                                   8,103          7,882
      Other Long Term Liabilities                             1,944          2,016
      Convertible Preferred Shares                            1,500          1,500
      Common Shareholders' Equity                            10,087          9,575

                                                       ------------   ------------
         Total                                         $     32,323   $     31,551
                                                       ============   ============



                                      (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                        For the Six Months Ended June 30

                              (Dollars in Millions)

                                   (Unaudited)


                                                  2002        2001
                                                --------    --------
OPERATING ACTIVITIES:
        Net Income                              $    526    $    424
        Depreciation                                 599         585
        Deferred Income Taxes                        213         203
        Other                                       (234)       (369)
                                                --------    --------
        Cash Provided by Operating Activities      1,104         843
                                                --------    --------

INVESTING ACTIVITIES:
        Capital Investments                         (972)       (792)
        Other                                         56        (111)
                                                --------    --------
        Cash Used in Investing Activities           (916)       (903)
                                                --------    --------

FINANCING ACTIVITIES:
        Dividends Paid                              (100)        (99)
        Debt Repaid                                 (697)       (439)
        Financings and Other - Net                   877         623
                                                --------    --------
        Cash Provided by Financing Activities         80          85
                                                --------    --------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS    $    268    $     25
                                                ========    ========



                                      (7)